UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2016

CHINA XD PLASTICS COMPANY LIMITED
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-34546	04-3836208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, PRC 150060
(Address of Principal Executive Offices)

(86) 451-8434-6600
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 3, 2016, China XD Plastics Company Limited (the "Company") held its 2016 Annual Meeting of Stockholders (the "Annual Meeting"), for the purpose of: (i) electing eight (8) directors; (ii) approving, on an advisory basis, the 2015 compensation of named executive officers (the "say-on-pay vote"); and (iii) ratifying the appointment of KPMG Huazhen LLP as the Company's independent registered certified public accountant for the fiscal year ending December 31, 2016. For more information on the proposals described below, please refer to the Company's proxy statement dated November 22, 2016.

As of November 21, 2016, the record date for the Annual Meeting, there were a total of 49,556,541 shares of common stock, par value $0.0001 per share (the "Common Stock"), 1,000,000 shares of series B preferred stock, par value $0.0001 per share (the "Series B Preferred Stock"), and 16,000,000 shares of series D preferred stock, par value $0.0001 per share (the "Series D Preferred Stock") issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 32,968,246 shares of Common Stock, 1,000,000 shares of Series B Preferred Stock, and 16,000,000 shares of Series D Preferred Stock, collectively representing an approximately 84.82% of the combined voting power of all classes of stock entitled to vote, were represented in person or by proxy, and therefore a quorum was present.

The voting results for each of the proposals voted upon are as follows:

Proposal 1 — Election of Directors

The eight (8) nominees proposed by the Board of Directors were elected to serve as directors until the Company's Annual Meeting of Stockholders to be held in 2017 and until each director's successor is duly elected and qualified. The voting results for each nominee were as follows:

Nominee	For	Withheld	Broker Non-votes

Jie Han	49,967,978	268	16,588,295
Taylor Zhang	49,967,978	268	16,588,295
Qingwei Ma	49,967,978	268	16,588,295
Lawrence W. Leighton	49,945,478	22,768	16,588,295
Linyuan Zhai	49,945,478	22,768	16,588,295
Feng Li	49,945,478	22,768	16,588,295
Homer Sun*	16,000,000	0	N/A
Jun Xu*	16,000,000	0	N/A
* Homer Sun and Jun Xu were voted on solely by the holders of Series D Preferred Stock.

Proposal 2 — Approval, on an Advisory Basis, of the 2014 Compensation of Named Executive Officers (the "Say-On-Pay Vote")

Stockholders approved, on an advisory basis, the compensation of the Company's named executive officers, based on the following voting results:

For	Against	Abstain	Broker Non-votes
49,964,078	268	3,900	16,588,295

Proposal 3 — Approval, on an Advisory Basis, of  the frequency to hold an advisory vote to approve the compensation for the named executive officers every year (the "Say-On-Frequency Vote")

Stockholders approved, on an advisory basis, holding an advisory vote to approve the compensation for the named executive officers every year:

1 YEAR	2 YEARS	THREE YEARS	Abstain	Broker Non-votes
49,964,346	0	0	3,900	16,588,295

Proposal 4 — Ratification of Appointment of KPMG Huazhen LLP as the Company's Independent Auditor

Stockholders ratified the appointment of KPMG Huazhen LLP as the Company's independent registered certified public accountant for the fiscal year ending December 31, 2016, based on the following voting results:

For	Against	Abstain	Broker Non-votes
49,967,446	0	800	16,588,295

Item 9.01        Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated December 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2016

CHINA XD PLASTICS COMPANY LIMITED

	By:	/s/ Jie Han
	Name:	Jie HAN
	Title:	Chief Executive Officer